INDEXIQ ETF TRUST
IQ CANDRIAM SRI US EQUITY ETF
IQ CANDRIAM SRI INTERNATIONAL EQUITY ETF
(each a “Fund” and collectively, the “Funds”)
Supplement dated December 13, 2019 (“Supplement”) to the Prospectus dated August 29, 2019, as supplemented November 14, 2019
This Supplement supersedes and replaces the supplement dated
November 14, 2019.
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.
Unless otherwise specified, all changes in this Supplement are effective immediately.
1.
The names and symbols of each Fund are as follows:

Current Name	Current Symbol	New Name	New Symbol
IQ Candriam SRI US Equity ETF	SRIU	IQ Candriam ESG US Equity ETF	IQSU
IQ Candriam SRI International Equity ETF	SRIN	IQ Candriam ESG International Equity ETF	IQSI
2.
IQ Candriam ESG US Equity ETF

a.
All references to the Fund’s underlying index are deleted in their entirety and replaced with “IQ Candriam ESG US Equity Index”.

b.
The “Annual Fund Operating Expenses” and the “Example” tables in the Summary Information section on page 4 of the Prospectus are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.09%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.01%
Total Annual Fund Operating Expenses	0.10%
Expense Waiver/Reimbursement(b)	0.01%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.09%

(a)
The Fund has not yet commenced operations and Other Expenses are based on estimated amounts for the current fiscal year.

(b)
IndexIQ Advisors LLC (the “Advisor”) has contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.09% of the average daily net assets of the Fund. The agreement will remain in effect until August 31, 2021 unless terminated by the Board of Trustees of the Fund.

Example.   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$9	$30
c.
The “Principal Investment Strategies” section beginning on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”) with Candriam Belgium S.A. (“Candriam”) acting as index consultant to IndexIQ. The Underlying Index is designed to deliver exposure to equity securities of companies meeting environmental, social and corporate governance (ESG) criteria developed by Candriam and weighted using a market capitalization weighting methodology. As of October 31, 2019, the market capitalization range of the Underlying Index was approximately $3 billion to $1.1 trillion.
The first step in the ESG security selection process combines a sector-specific analysis and ranking of issuer-specific factors,

including corporate governance, environmental impact, and labor practices, along with a macro analysis of the issuer’s exposure to global sustainability trends, including climate change, resource depletion, and health and wellness. This sector-specific analysis evaluates companies within the same sector against each other, using criteria specific to the particular sector. Except for the excluded activities described below, the ESG security selection process seeks to maintain exposure to all industry sectors of the economy (e.g., financials, industrials, consumer discretionary, consumer staples, materials, health care, energy, utilities and information technology). The ESG selection process analyzes securities comprising approximately 85% of the market capitalization of equity securities domiciled in the United States. The companies with an overall ranking in the top 70% of the eligible universe within each industry sector based on this ESG selection process are included in the Underlying Index, unless a company is excluded as a result of the second step in the ESG security selection process. The second step in the ESG security selection process is an exclusionary screen based on any continued and significant non-compliance with the principals within the United Nation’s Global Compact as well as the exclusion of companies engaged in certain businesses beyond minimum thresholds (e.g., companies that operate in countries with oppressive regimes, that operate in adult content, alcohol, armament, gambling, nuclear, and tobacco sectors, or that utilize animal testing or genetic modification in research and development). As a result of this second step, the companies selected for inclusion in the Underlying Index represent less than 70% of the eligible universe. As of October 31, 2019, the Underlying Index consisted of 334 component securities.
The Underlying Index is rebalanced quarterly.
The Underlying Index may include as a component one or more ETFs advised by the Advisor (“Affiliated ETFs”) and the Fund will typically invest in any Affiliated ETF included in the Underlying Index. The Fund also may invest in Affiliated ETFs that are not components of the index if such an investment will help the Fund track the Underlying Index.

3.
IQ Candriam ESG International Equity ETF

a.
All references to the Fund’s underlying index are deleted in their entirety and replaced with “IQ Candriam ESG International Equity Index”.

b.
The “Annual Fund Operating Expenses” and “Example” tables in the Summary Information section on page 15 of the Prospectus are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.15%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.01%
Total Annual Fund Operating Expenses	0.16%
Expense Waiver/Reimbursement(b)	0.01%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.15%

(a)
The Fund has not yet commenced operations and Other Expenses are based on estimated amounts for the current fiscal year.

(b)
IndexIQ Advisors LLC (the “Advisor”) has contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.15% of the average daily net assets of the Fund. The agreement will remain in effect until August 31, 2021 unless terminated by the Board of Trustees of the Fund.

Example.   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$15	$49
c.
The “Principal Investment Strategies” section beginning on page 15 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”) with Candriam Belgium S.A. (“Candriam”) acting as index consultant to IndexIQ. The Underlying Index is designed to deliver exposure to equity securities of companies meeting environmental, social and corporate governance (ESG) criteria developed by Candriam and weighted using a market-capitalization weighting methodology. As of October 31, 2019, the market capitalization range of the Underlying Index was approximately $2 billion to $228 billion.
The first step in the ESG security selection process combines a sector-specific analysis and ranking of issuer-specific factors, including corporate governance, environmental impact, and labor practices, along with a macro analysis of the issuer’s exposure to global sustainability trends, including climate change, resource depletion, and health and wellness. This sector-specific analysis evaluates companies within the same sector each other, using criteria specific to the particular sector. Except for the excluded activities described below, the ESG security selection process seeks to maintain exposure to all industry sectors of the economy (e.g., financials, industrials, consumer discretionary, consumer staples, materials, health care, energy, utilities and information technology). The ESG selection process analyzes securities comprising approximately 85% of the market capitalization of equity securities domiciled in the following 21 international developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies with an overall ranking in the top 70% of the eligible universe within each industry sector based on this ESG selection process are included in the Underlying Index, unless a company is excluded as a result of the second step in the ESG security selection process. The second step in the ESG security selection process is an exclusionary screen based on any continued and significant non-compliance with the principals within the United Nation’s Global Compact as well as the exclusion of companies engaged in certain businesses beyond minimum thresholds (e.g., companies that operate in countries with oppressive regimes, that operate in adult content, alcohol, armament, gambling, nuclear, and tobacco sectors, or that utilize animal testing or genetic modification in research and development). As a result of this second step, the companies selected for inclusion in the Underlying Index represent less than 70% of the eligible universe. As of October 31, 2019, the Underlying Index consisted of 465 component securities.
The Underlying Index is rebalanced quarterly.
The Underlying Index may include as a component one or more ETFs advised by the Advisor (“Affiliated ETFs”) and the Fund will typically invest in any Affiliated ETF included in the Underlying Index. The Fund also may invest in Affiliated ETFs that are not components of the index if such an investment will help the Fund track the Underlying Index.
4.
The “Investment Style Risk” in the “Principal Risks” section on pages 6 and 18 and the “Description of the Principal Risks of the Funds” section on page 40 of the Prospectus are deleted in their entirety and replaced with the following:

Investment Style Risk
The Underlying Index seeks to allocate investment exposure based upon a particular style of investing. Different investment styles tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. As a consequence, the Fund may underperform as compared to the market generally or to other funds that invest in similar asset classes but employ different investment styles. Further, there is no guarantee that the Underlying Index will accurately or optimally utilize the investment style or that it will successfully provide the desired investment exposure.
•
ESG Investing Style Risk.   The Underlying Index seeks to provide exposure to the equity securities of companies meeting environmental, social and corporate governance investing criteria. The Underlying Index excludes or limits exposure to securities of certain issuers for non-financial reasons, and the Fund may forgo some market opportunities available to funds that do not use these criteria. The application of environmental, social and corporate governance investing criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, there is no guarantee that the construction methodology of the Underlying Index will accurately provide exposure to issuers meeting environmental, social and corporate governance criteria.
5.
In the third paragraph of the “Investment Advisor” section on page 44 of the Prospectus, the information with respect to the Funds is replaced with the following:

Fund Name	Management Fee
IQ Candriam ESG US Equity ETF	0.09%
IQ Candriam ESG International Equity ETF	0.15%
6.
The following paragraph is inserted prior to the “Portfolio Management” section on page 45 of the Prospectus:

Expense Limitation Agreement
The Advisor has entered into Expense Limitation Agreements with certain Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividends, interest and brokerage expenses paid on short sales, acquired und fees and expenses, extraordinary expenses, if any, and payments, if any, under the Rule 12b-1 Plan) to not more than the percentage of the average daily net assets of such Funds until August 31, 2021 as follows:
Fund	Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement
IQ Candriam ESG US Equity ETF	0.09%

Fund	Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement
IQ Candriam ESG International Equity ETF	0.15%
7.
The “Index Provider” section in the “Other Service Providers” section on Page 45 of the Prospectus is deleted in its entirety and replaced with the following:

IndexIQ is the index provider for the Funds. IndexIQ is in the business of developing and maintaining financial indices, including the Underlying Indices. Presently, IndexIQ has developed and is maintaining a number of indices in addition to the Underlying Indices, of which 20 are currently being used by registered investment companies.
IndexIQ has entered into an index licensing agreement (the “Licensing Agreement”) with the Advisor to allow the Advisor’s use of the Underlying Indices for the operation of the Funds. The Advisor pays licensing fees to IndexIQ from the Advisor’s management fees or other resources. The Advisor has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Funds to utilize the Underlying Indices. The Funds pay no fees to IndexIQ or the Advisor under the Sub-Licensing Agreement. Additional information regarding the Underlying Indices developed and maintained by IndexIQ, including the index methodology and composition, is available at nylinvestments.com/etfs.
Solactive AG is the Index calculator and benchmark administrator. The value of an Underlying Index is calculated every weekday (“Business Day”) based on the prices on the respective Exchanges on which the Component Securities are listed. For each update, the most recent prices of all Component Securities are used. Prices of Component Securities not listed in U.S. Dollars are converted using spot foreign exchange rates quoted by Reuters. The daily index closing value is calculated using WM/Reuters closing spot rates from 4:00 pm London time. Should there be no current price available on Reuters, the most recent price or the Trading Price (as defined below) on Reuters for the preceding Trading Day (as defined below) is used in the calculation. The Underlying Indices are calculated continuously every Business Day from 9:00 am to 10:30 pm, CET, with updates every 15 seconds. In the event that data cannot be provided to Reuters or to the pricing services of Boerse Stuttgart AG, an Underlying Index cannot be distributed.

Any incorrect calculation is adjusted on a retrospective basis. At the time of the calculation and publication of an Underlying Index, the prices used for the calculation may already have changed. A committee (the “Committee”) composed of staff from Solactive AG is responsible for any amendments to the rules; provided that the starting universe for the composition of an Underlying Index and its relevant specifications are established by IndexIQ. The composition of an Underlying Index is determined according to the procedures outlined in the Underlying Index rulebook. Solactive AG may consult IndexIQ for decisions regarding the composition of an Underlying Index. All specifications and information relevant for calculating an Underlying Index are made available on Solactive AG’s website.
The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using an Underlying Index and/or Underlying Index trade mark or an Underlying Index price at any time or in any other respect. The Underlying Indices are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Indices are calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in an Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of an Underlying Index by Solactive AG nor the licensing of an Underlying Index or Underlying Index trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.
8.
The “Index Consultant” section in “Other Service Providers” section on page 46 of the Prospectus is deleted in its entirety and replaced with the following:

Candriam serves as the index consultant to IndexIQ for the Underlying Indices. In its role as index consultant, Candriam assists IndexIQ with the development, calculation and maintenance of the Underlying Indices. Candriam is an investment advisor with experience with equity securities of companies meeting environmental, social and corporate governance investing strategies.

9.
The “Indicative Intra-Day Value” section beginning on page 47 of the Prospectus is deleted in its entirety and replaced with the following:

The approximate value of a Fund’s investments on a per-Share basis, the Indicative Intra-Day Value, or IIV, is disseminated every 15 seconds during the hours of trading on the Funds’ primary listing exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.
Each Fund provides the independent third-party calculator with information to calculate the IIV, but the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. Each Fund makes no warranty as to the accuracy of the IIV.
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MESRI16a-12/19